Exhibit 10.27

This instrument prepared by
and when recorded return to:
Mark R. O’Meara
Chapman and Cutler LLP
111 West Monroe Street
Chicago, Illinois 60603

SPACE ABOVE THIS LINE RESERVED FOR RECORDER’S USE ONLY

THIRD AMENDMENT TO
CONSTRUCTION LOAN AGREEMENT
AND THE OTHER LOAN DOCUMENTS
AND WAIVER

BY AND BETWEEN

TEXTURA CORPORATION

AND

FIRST MIDWEST BANK

1405 Lake Cook Road

Deerfield, Illinois  60015

PIN:                       04-05-101-010

04-05-200-008

THIRD AMENDMENT TO
CONSTRUCTION LOAN AGREEMENT
AND THE OTHER LOAN DOCUMENTS
AND WAIVER

This THIRD AMENDMENT TO CONSTRUCTION LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS AND WAIVER (this “Amendment”) is dated and effective as of the date which is the later to occur of the dates set forth in the signature blocks set forth below (the “Effective Date”), between Textura Corporation, a Delaware corporation (the “Borrower”) and First Midwest Bank (the “Lender”).

PRELIMINARY STATEMENTS

A. The Borrower and Lender have entered into that certain (i) Construction Loan Agreement dated August 14, 2007, as amended (the “Loan Agreement”) and (ii) Construction Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of August 14, 2007, as amended (the “Mortgage”), which such Mortgage was recorded in the Recorder of Deeds of Cook County, Illinois on August 17, 2007, as Document Number 0722733126, as modified by that certain Modification of Loan Documents dated as of August 14, 2009 and recorded with the Recorder of Deeds of Cook County, Illinois on August 20, 2009, as Document Number 092323306, as modified by that certain Second Modification of Loan Documents dated as of August 14, 2011 and recorded with the Recorder of Deeds of Cook County, Illinois on September 28, 2011 as Document Number 1127140037 and encumbers the property described on Exhibit A attached hereto; and

B. The Borrower has asked the Lender to make certain amendments to the Loan Agreement and the Mortgage and waive certain Events of Default, and the Lender is willing to do so on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1. Use of Defined Terms.  Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Loan Agreement shall have such meanings when used in this Amendment.

ARTICLE II
AMENDMENT

Section 2.1.           Amendments to the Definitions.  Section 1.1 of the Loan Agreement shall be and hereby is amended by inserting new defined terms therein in their appropriate alphabetical order, each such defined term to read in its entirety as follows:

Capital Stock means any common stock, preferred stock or other equity interest in or equity security of the Borrower or any option, warrant, debt or other security convertible into, exercisable for or exchangeable for any such equity security.

FMB Accounts means the following accounts of the Borrower maintained with the Lender: 06420431880, 08100267473, 08100403909, and 09641194649.

IPO means the initial underwritten public offering of the Borrower’s common stock.

Section 2.2.           Amendment to Default Section.  Section 11.1(o) of the Loan Agreement shall be amended and restated to read in its entirety as follows:

(o)           The failure of the Borrower to maintain all of its operating accounts with the Lender; provided, that it shall not be deemed an Event of Default under this Section 11.1(o) if the Borrower maintains any or all proceeds of the IPO with financial institutions other than the Lender so long as (i) the Borrower continues to maintain the FMB Accounts with the Lender, (ii) the Borrower continues to direct its account debtors to remit funds into the FMB Accounts, (iii) no other Event of Default has occurred and is continuing, and (iv) the only funds of the Borrower (and not funds held by the Borrower as custodian) not maintained in the FMB Accounts are proceeds from the IPO.

Section 2.3.           Amendment to Prohibited Transfers.

(a) The second sentence of Section 14(a) of the Mortgage is hereby amended and restated to read in its entirety as follows:

Any issuance, conveyance, sale, assignment, transfer, lien, pledge, mortgage, security interest or other encumbrance or alienation (or any agreement to do any of the foregoing) by Mortgagor of any of the following shall constitute a “Prohibited Transfer”:

(b) Without amending or deleting the paragraph following Section 14(a)(ii) (which paragraph begins with the words “in each case” and ends with the words “the Loan Agreement”), Section 14(a)(ii) of the Mortgage shall be amended and restated to read in its entirety as follows:

ii.             Any Capital Stock (as defined in the Loan Agreement); provided, that the foregoing shall not apply to or prevent the issuance, sale, conveyance, assignment or transfer of:

(A) the Mortgagor’s common stock in connection with the IPO (including, without limitation, shares of the Mortgagor’s common stock issued upon the conversion of (1) the outstanding shares of preferred stock of the Mortgagor, including shares of common stock issued in satisfaction of the accrued and unpaid dividends on such shares of preferred stock, (2) the outstanding Class A preferred interests in Submittal Exchange Holdings, LLC, a wholly owned subsidiary of the Mortgagor, and (3) the outstanding convertible debentures of the Mortgagor and accrued interest thereon, in each case in connection with the IPO) so long as (I) no Event of Default has occurred and is continuing or would result from the IPO, (II) the issuance, sale, conveyance, assignment or transfer of the Mortgagor’s common stock occurs on or about the closing date of the IPO, (III) the amount of shares of the Mortgagor’s common stock issued, sold, conveyed, assigned or transferred by the Mortgagor to the underwriters in connection with the IPO (after giving effect to any split of the Mortgagor’s stock on or prior to the closing of the IPO) shall not exceed 8,000,000 shares in the aggregate, and (IV) the IPO closes on or before July 15, 2013;

(B)  Capital Stock in connection with the two-for-one stock split declared by the Mortgagor’s board of directors on March 28, 2013;

(C)  Capital Stock as compensation to the Mortgagor’s board of directors in accordance with the Mortgagor’s Stock Incentive Plan, as amended and restated, effective as of January 1, 2009 and the Mortgagor’s Long Term Incentive Plan in effect as of May 17, 2013 and approved by the Mortgagor’s shareholders (the “Incentive Plans”);

(D)  Capital Stock in connection with the Incentive Plans so long as (1) no Event of Default has occurred and is continuing or would result from the issuance or award of such Capital Stock, (2) the grant of such Capital Stock complies with the terms and conditions of the applicable Incentive Plan, and (3) the aggregate amount of Capital Stock (excluding Capital Stock issued, sold, conveyed, assigned or transferred in connection with the IPO, as approved by the Mortgagor’s board of directors) issued, sold, conveyed, assigned or transferred pursuant to the Incentive Plans does not exceed more than 400,000 shares of common stock during any fiscal year of the Mortgagor;

(E)   Capital Stock in connection with the exercise by any third party of any one or more warrants that are outstanding, or which the Mortgagor is obligated to issue, as of May 17, 2013; and

(F)   Capital Stock to an entity, with which the Mortgagor is currently negotiating a software development arrangement (as described in the Mortgagor’s registration statement on Form S-1 filed with the

Securities and Exchange Commission), pursuant to any agreement implementing such an arrangement, if and after any such agreement is executed by the parties thereto;

Section 2.4.           Amendment to Debt Service Coverage Ratio.  Sections 29(e)(i) and (ii) of the Mortgage shall be amended and restated to read in their entirety as follows:

(i)            As of the last day of each fiscal quarter of the Mortgagor, the Mortgagor shall maintain a ratio of  Net Cash Flow from Operations for the four fiscal quarters of the Mortgagor then ended to Debt Service for the same four fiscal quarters of not less than 1.10 to 1.0 (the “Debt Service Coverage Ratio”).  The Debt Service Coverage Ratio shall be tested on a quarterly basis on the thirtieth (30th) day after the end of each of the Mortgagor’s fiscal quarters.

(ii)           “Net Cash Flow From Operations” shall mean, for any period, the net profit or loss for such period adjusted for the effects of: (a) the amount by which the sum of inventories and operating receivables less payables as of the last day of such period exceeds (or is less than) the sum of inventories and operating receivables less payables as of the first day of such period; (b) non-cash items such as depreciation, provisions, deferred taxes, accrued income (expenses) not yet received (paid) in cash, unrealized foreign currency gains and losses, undistributed profits of associates and non-controlled interest; and (c) all other items for which the cash effects relate to investing or financing; provided, that the (x) Net Cash Flow From Operations shall be calculated without giving effect to the net cash proceeds received from the IPO and (y) Net Cash Flow From Operations shall be calculated without giving effect to any cash received by the Mortgagor from any financings or additional Capital Stock issuances only if the outstanding principal amount of the Loan exceeds 75% of the fair market value of the Land and the Improvements thereon.

ARTICLE III
WAIVERS

Section 3.1            Waiver of Existing Defaults.  The Borrower has advised the Lender that it was not in compliance with Section 10.2 of the Loan Agreement and Section 14(a)(ii) of the Mortgage as a result of the Borrower’s sale, conveyance, assignment and transfer of its stock and other equity interests or rights thereto (including debt that can be converted into equity of the Borrower) and the Borrower’s suffering or permitting certain stockholders of the Borrower to make certain Prohibited Transfers in violation of such provisions for the period ended as of the Effective Date, and such non-compliance constitutes Events of Default under Section 11.1(g) of the Loan Agreement and Section 15(g) of the Mortgage (the “Existing Defaults”).  The Borrower has requested that the Lender waive the Existing Defaults and the Lender hereby waives such Existing Defaults for the period ended as of the Effective Date.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

Section 4.1. Loan Agreement.  In order to induce the Lender to enter into this Amendment, the Borrower hereby reaffirms, as of the Effective Date (after giving effect to this Amendment), (i) that the representations and warranties contained in Section 2.1 of the Loan Agreement are true, accurate and complete as of the Effective Date, (ii) no Default or Event of Default has occurred and is continuing, and (iii) the principal outstanding amount of the Loan as of May 16, 2013 is $10,468,574.93 and such amount (together with interest and fees thereon) is justly and truly owing by the Borrower without defense, offset or counterclaim.

Section 4.2. Due Authorization, Non-Contravention, etc.  The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s powers, have been duly authorized by all necessary corporate action, and do not:

(a) contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon the Borrower which would reasonably be expected to have a material adverse effect on properties, business, prospects, operations or condition (financial or otherwise) of the Borrower, or any provision of the Borrower’s organizational documents (e.g., charter, certificate or articles of incorporation and by-laws, certificate or articles of association and operating agreement, partnership agreement, or other similar organizational documents);

(b) contravene or constitute a default under any covenant, indenture or agreement of or affecting the Borrower or any of its property, in each case where such contravention or default, individually or in the aggregate, would reasonably be expected to have a material adverse effect on properties, business, prospects, operations or condition (financial or otherwise) of the Borrower; or

(c) result in the creation or imposition of any lien on any property of the Borrower other than the liens granted in favor of the Lender pursuant to the Loan Documents.

Section 4.3. Government Approval, Regulation, etc.  No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower of this Amendment.

Section 4.4. Validity, etc.  The Loan Agreement and the other Loan Documents, as amended hereby, constitute the legal, valid and binding obligation of the Borrower enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

ARTICLE V
CONDITIONS PRECEDENT

Section 5.1. Effectiveness.  This Amendment shall become effective upon the Effective Date.

ARTICLE VI
MISCELLANEOUS PROVISIONS

Section 6.1. Ratification of and References to the Loan Agreement.  Except for the amendments and waivers expressly set forth herein, the Loan Agreement, the Promissory Note, and each other Loan Document is hereby ratified, approved and confirmed in each and every respect.  The Borrower hereby acknowledges and agrees that (i) the liens created and provided for by the Loan Documents continue to secure, among other things, the obligations, liabilities and indebtedness of the Borrower and to the Lender under the Loan Agreement and the other Loan Documents, and (ii) the Loan Documents and the rights and remedies of the Lender thereunder, the obligations of the Borrower thereunder, and the liens created and provided for thereunder, remain in full force and effect and shall not be amended, modified, affected, impaired or discharged hereby.  Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Loan Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.  Reference to this specific Amendment need not be made in the Loan Agreement, the Promissory Note, the Mortgage, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Loan Agreement.  The Borrower acknowledges that this Amendment is a Loan Document under the Loan Agreement.

Section 6.2. Headings.  The various headings of this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

Section 6.3. Execution in Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement.

Section 6.4. No Other Waivers or Amendment.  Except for the amendments and waivers expressly set forth above, the text of the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Lender expressly reserve the right to require strict compliance with the terms of the Loan Agreement and the other Loan Documents.  Nothing in this Amendment shall affect any waivers granted by the Lender to the Borrower prior to the Effective Date.

Section 6.5. Costs and Expenses.  The Borrower agrees to pay on demand all costs and expenses of or incurred by the Lender in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Lender.

Section 6.6. Governing Law.  This Amendment SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF ILLINOIS.

Section 6.7. RELEASE.  FOR VALUE RECEIVED, INCLUDING WITHOUT LIMITATION, THE AGREEMENTS AND WAIVERS OF THE LENDER IN THIS AMENDMENT, THE BORROWER HEREBY RELEASES THE LENDER, ITS CURRENT AND FORMER SHAREHOLDERS, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, ATTORNEYS, CONSULTANTS, AND PROFESSIONAL ADVISORS (COLLECTIVELY, THE “RELEASED PARTIES”) OF AND FROM ANY AND ALL DEMANDS, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, ACTS AND OMISSIONS, LIABILITIES, AND OTHER CLAIMS OF EVERY KIND OR NATURE WHATSOEVER, BOTH IN LAW AND IN EQUITY, KNOWN OR UNKNOWN, WHICH THE BORROWER HAS OR EVER HAD AGAINST THE RELEASED PARTIES (COLLECTIVELY, THE “CLAIMS”) FROM THE BEGINNING OF THE WORLD TO THE EFFECTIVE DATE, INCLUDING, WITHOUT LIMITATION, THOSE ARISING OUT OF THE EXISTING FINANCING ARRANGEMENTS BETWEEN THE BORROWER AND THE LENDER, BUT EXCLUDING CLAIMS AGAINST OR INVOLVING ANY RELEASED PARTY AS A STOCKHOLDER OF THE BORROWER, AND THE BORROWER FURTHER ACKNOWLEDGES THAT, AS OF THE EFFECTIVE DATE, IT DOES NOT HAVE ANY COUNTERCLAIM, SET-OFF, OR DEFENSE AGAINST THE RELEASED PARTIES (BUT EXCLUDING ANY COUNTERCLAIM, SET-OFF, OR DEFENSE AGAINST OR INVOLVING ANY RELEASED PARTY AS A STOCKHOLDER OF THE BORROWER) EACH OF WHICH THE BORROWER HEREBY EXPRESSLY WAIVES.  THE BORROWER IS NOT AWARE OF ANY CLAIMS THAT IT HAS AGAINST ANY RELEASED PARTY AS A STOCKHOLDER OF THE BORROWER AS A RESULT OF ANY BREACH OF, OR ANY FAILURE BY ANY RELEASED PARTY TO PERFORM, ANY OF ITS OBLIGATIONS AS A STOCKHOLDER OF THE BORROWER.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

“BORROWER”

TEXTURA CORPORATION

By	/s/ Patrick Allin
	Name	Patrick Allin
	Title	CEO

Dated: May 17, 2013

“LENDER”

FIRST MIDWEST BANK

By	/s/ Marc R. Parise
	Name	Marc R. Parise
	Title	President

Dated: May 17, 2013

[Amendment to Loan Agreement]

S-1

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)

The undersigned, a Notary Public in and for said County in the State aforesaid, does hereby certify that Patrick Allin, the CEO of Textura Corporation, a Delaware corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that she/he signed and delivered the said instrument as her/his own free and voluntary act, and as the free and voluntary act of said corporation for the purposes therein set forth.

Given under my hand and notarial seal this 17 day of May, 2013.

(Notary Seal)	/s/ John W. Smith
Notary Public

John W. Smith
(Type or Print Name)
My commission expires: 09/15/2013

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STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)

The undersigned, a Notary Public in and for said County in the State aforesaid, does hereby certify that Marc R. Parise, the President of First Midwest Bank, an Illinois banking corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that she/he signed and delivered the said instrument as her/his own free and voluntary act, and as the free and voluntary act of said corporation for the purposes therein set forth.

Given under my hand and notarial seal this 17 day of May, 2013.

[Notarial Seal]	/s/ Ann T. Tyler
Notary Public
	Printed Name:	Ann T. Tyler

My commission expires: 05-06-2015

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EXHIBIT “A”

LEGAL DESCRIPTION OF THE PROPERTY

PARCEL 1:

LOT 2 IN LAKE-COOK ROAD INDUSTRIAL PARK, A SUBDIVISION OF PART OF THE NORTHWEST 1/4 AND THE NORTHWEST 1/4 OF SECTION 5, TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT OF SUBDIVISION RECORDED IN THE OFFICE OF THE COOK COUNTY RECORDER OF DEEDS ON FEBRUARY 18, 1982 AS DOCUMENT NO. 26147952, (EXCEPTING AND EXCLUDING FROM SAID LOT 2 THAT PORTION DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHEAST CORNER OF SAID LOT 2: THENCE NORTH 00 DEGREES 24 MINUTES 37 SECONDS EAST ON A BEARING BASED ON THE ILLINOIS STATE PLANE COORDINATE SYSTEM NAD 83 EAST ZONE ALONG THE EAST LINE OF SAID LOT 2, A DISTANCE OF 16.96 FEET; THENCE SOUTH 89 DEGREES 52 MINUTES 08 SECONDS WEST, 464.17 FEET; THENCE SOUTH 88 DEGREES 25 MINUTES 45 SECONDS WEST, 85.23 FEET TO THE WEST LINE OF SAID LOT 2; THENCE SOUTH 00 DEGREES 24 MINUTES 24 SECONDS WEST ALONG SAID WEST LINE, 14.53 FEET TO THE SOUTH LINE OF SAID LOT 2, THENCE NORTH 89 DEGREES 53 MINUTES 55 SECONDS EAST ALONG SAID SOUTH LINE 549.35 FEET TO THE POINT OF BEGINNING) IN COOK COUNTY, ILLINOIS.

PARCEL 2:

EASEMENT FOR THE BENEFIT OF PARCELS 1 AND 2 AFORESAID FOR INGRESS AND EGRESS AND ACCESS FOR CONSTRUCTION, INSTALLATION, USE, MAINTENANCE, REPAIR AND REPLACEMENT OF FRONTAGE ROAD DESCRIBED IN AND AS CREATED BY DECLARATION AND GRANT OF EASEMENT MADE BY LASALLE NATIONAL BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATED OCTOBER 30, 1972 AND KNOWN AS TRUST NUMBER 44913 DATED AUGUST 1, 1981 AND RECORDED SEPTEMBER 2, 1981 AS DOCUMENT 25987860 OVER THE FOLLOWING DESCRIBED PARCELS OF LAND:

PARCEL 2A:

THE SOUTH 60 FEET OF THE NORTH 120.0 FEET OF THE “PARCEL OF LAND” HEREINAFTER DESCRIBED, IN COOK COUNTY, ILLINOIS.

PARCEL 2B:

THAT PART OF THE NORTH 60 FEET OF SAID “PARCEL OF LAND” BOUNDED ON THE WEST BY THE WEST LINE OF THE 80.00 FOOT RIGHT OF WAY OF PINE STREET (AS SHOWN ON THE THIRD ADDITION TO DEERFIELD PARK UNIT NO. 1, BEING A

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SUBDIVISION IN THE SOUTHEAST 1/4 OF SECTION 32, TOWNSHIP 43 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN LAKE COUNTY, ILLINOIS, RECORDED DECEMBER 22, 1958 AS DOCUMENT 1015141) EXTENDED SOUTH; BOUNDED ON THE EAST BY THE EAST LINE OF THE AFOREMENTIONED PINE STREET, EXTENDED SOUTH, FALLING IN COOK COUNTY, ILLINOIS;

PARCEL 2C:

THAT PART OF THE NORTH 60.00 FEET OF THE SAID “PARCEL OF LAND”; BOUNDED ON THE WEST BY THE WEST LINE OF THE 60.00 FOOT RIGHT OF WAY OF THE NOW NAMED BIRCHWOOD AVENUE (AS SHOWN AS PHEASANT STREET ON A SUBDIVISION OF J.S. HOVLAND’S FIRST ADDITION TO DEERFIELD, BEING A SUBDIVISION IN THE SOUTHWEST ¼ OF SECTION 32, TOWNSHIP 43 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN LAKE COUNTY, ILLINOIS RECORDED NOVEMBER 7, 1924 AS DOCUMENT 248380), EXTENDED SOUTH; AND BOUNDED ON THE EAST BY THE EAST LINE OF THE AFOREMENTIONED BIRCHWOOD AVENUE, EXTENDED SOUTH, IN COOK COUNTY, ILLINOIS.

LEGAL DESCRIPTION OF “PARCEL OF LAND”

THAT PART OF THE EAST 1/2 OF GOVERNMENT LOT 2 IN THE NORTHWEST 1/4 OF SECTION 5, TOWNSHIP 42 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN AND ALSO THE WEST 1/2 OF GOVERNMENT LOT 2 (EXCEPT THE EAST 878.25 FEET, AS MEASURED ALONG THE NORTH LINE THEREOF) IN THE NORTHEAST 1/4 OF SAID SECTION 5, ALL TAKEN AS TRACT, LYING NORTH OF THE NORTH LINE OF TOLLWAY PARCEL T-11-B-2 AS DESCRIBED IN SUPERIOR COURT CASE 56S19626 DATED NOVEMBER 9, 1956 LYING NORTHERLY OF TOLLWAY PARCEL T-11-B-2 AS DESCRIBED IN SUPERIOR COURT CASE 56S19626 DATED FEBRUARY 5,1957 AND LYING SOUTH OF THE SOUTH LINE OF LAKE COOK ROAD, BEING A LINE 50.00 FEET SOUTH OF AND PARALLEL WITH THE NORTH LINE OF BOTH IN THE NORTHWEST 1/4 OF THE NORTHEAST 1/4 OF SAID SECTION 5;

ALSO

THAT PART OF THE EAST 878.26 FEET (AS MEASURED ALONG THE NORTH LINE) EXCEPT THE NORTH 873.00 FEET OF THE EAST 20.00 FEET OF THE WEST ½ OF GOVERNMENT LOT 2 IN THE NORTHEAST 1/4 OF SECTION 5, TOWNSHIP 42 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING NORTH OF THE NORTH LINE OF TOLLWAY PARCEL T-11-B-2 AS DESCRIBED IN SUPERIOR COURT CASE 56S19626 DATED NOVEMBER 9, 1956 LYING SOUTH OF THE SOUTH LINE OF LAKE-COOK ROAD BEING A LINE 50.00 FEET SOUTH OF AND PARALLEL WITH THE NORTH LINE OF THE NORTHEAST 1/4 OF SAID SECTION 5;

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ALSO

THE SOUTH 200 FEET OF THE NORTH 1073.00 FEET OF THE WEST 3 ACRES OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 5 AFORESAID, ALL IN COOK COUNTY, ILLINOIS (EXCEPTING THEREFROM THAT PART OF SAID EASEMENT FALLING WITHIN PARCEL 1).

P.I.N.:	04-05-101-010
04-05-200-008

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